Contact:     Phil Gee
                    480/693-5729
FOR IMMEDIATE RELEASE
US AIRWAYS GROUP, INC. REPORTS SEPTEMBER TRAFFIC
     TEMPE, Ariz., Oct. 4, 2007 — US Airways Group, Inc. (NYSE: LCC) today reported September, third quarter, and year-to-date traffic results for 2007. Revenue passenger miles (RPMs) for the month were 4.7 billion, up 2.3 percent from September 2006. Capacity was 6.0 billion available seat miles (ASMs), down 4.8 percent from September 2006. Passenger load factor for the month of September was 78.1 percent versus 72.7 percent in September 2006.
     “For the second consecutive month, our consolidated (mainline and Express) passenger revenue per available seat mile (PRASM) was up over five percent on a year-over-year basis. The fourth quarter is showing continued signs of strong bookings on a robust fare base and we have not seen any indication of diminished demand. In addition, we continue to make significant progress in our operation and have seen sequential improvement over the past several months, with September on-time performance over 80 percent, our best month since May 2006,“ said US Airways President Scott Kirby.
     The following summarizes US Airways Group’s traffic results for the month, quarter and nine months ended September 2007 and 2006, consisting of America West and US Airways mainline operated flights as well as US Airways Express operated flights consisting of wholly owned subsidiaries PSA Airlines and Piedmont Airlines.

US Airways Mainline (US Airways and America West combined)
SEPTEMBER

	2007	2006	% Change
Mainline Revenue Passenger Miles (000)
Domestic	3,614,490	3,671,026	(1.5)
Atlantic	891,911	736,576	21.1
Latin	179,765	173,598	3.6

Total Mainline Revenue Passenger Miles	4,686,166	4,581,200	2.3

Mainline Available Seat Miles (000)
Domestic	4,614,235	5,068,868	(9.0)
Atlantic	1,139,404	941,208	21.1
Latin	245,737	289,026	(15.0)

Total Mainline Available Seat Miles	5,999,376	6,299,102	(4.8)

Mainline Load Factor (%)
Domestic	78.3	72.4	5.9	pts
Atlantic	78.3	78.3	0.0	pts
Latin	73.2	60.1	13.1	pts

Total Mainline Load Factor	78.1	72.7	5.4	pts

Mainline Enplanements
Domestic	3,939,203	3,868,386	1.8
Atlantic	225,803	191,055	18.2
Latin	148,378	141,794	4.6

Total Mainline Enplanements	4,313,384	4,201,235	2.7

QUARTER TO DATE

Mainline Revenue Passenger Miles (000)
Domestic	12,628,242	12,681,716	(0.4)
Atlantic	2,885,356	2,369,080	21.8
Latin	880,311	899,118	(2.1)

Total Mainline Revenue Passenger Miles	16,393,909	15,949,914	2.8

Mainline Available Seat Miles (000)
Domestic	15,027,038	15,993,808	(6.0)
Atlantic	3,544,289	2,911,916	21.7
Latin	1,095,490	1,250,120	(12.4)

Total Mainline Available Seat Miles	19,666,817	20,155,844	(2.4)

Mainline Load Factor (%)
Domestic	84.0	79.3	4.7	pts
Atlantic	81.4	81.4	0.0	pts
Latin	80.4	71.9	8.5	pts

Total Mainline Load Factor	83.4	79.1	4.3	pts

Mainline Enplanements
Domestic	13,489,249	13,061,863	3.3
Atlantic	738,834	616,389	19.9
Latin	733,784	746,341	(1.7)

Total Mainline Enplanements	14,961,867	14,424,593	3.7
YEAR TO DATE

	2007	2006	% Change
Mainline Revenue Passenger Miles (000)
Domestic	37,762,151	37,394,822	1.0
Atlantic	6,273,047	5,483,101	14.4
Latin	3,070,505	3,180,506	(3.5)

Total Mainline Revenue Passenger Miles	47,105,703	46,058,429	2.3

Mainline Available Seat Miles (000)
Domestic	45,794,924	46,780,752	(2.1)
Atlantic	8,016,826	6,923,025	15.8
Latin	3,934,192	4,316,484	(8.9)

Total Mainline Available Seat Miles	57,745,942	58,020,261	(0.5)

Mainline Load Factor (%)
Domestic	82.5	79.9	2.6	pts
Atlantic	78.2	79.2	(1.0)	pts
Latin	78.0	73.7	4.3	pts

Total Mainline Load Factor	81.6	79.4	2.2	pts

Mainline Enplanements
Domestic	40,216,227	39,162,818	2.7
Atlantic	1,605,124	1,417,641	13.2
Latin	2,495,782	2,608,775	(4.3)

Total Mainline Enplanements	44,317,133	43,189,234	2.6

Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

US Airways Express (Piedmont Airlines, PSA Airlines, US Airways MidAtlantic Division)
SEPTEMBER

	2007	2006	% Change
Express Revenue Passenger Miles (000)
Domestic	174,205	183,665	(5.2)

Express Available Seat Miles (000)
Domestic	264,209	296,574	(10.9)

Express Load Factor (%)
Domestic	65.9	61.9	4.0	pts

Express Enplanements
Domestic	644,441	632,070	2.0

QUARTER TO DATE

	2007	2006	% Change
Express Revenue Passenger Miles (000)
Domestic	554,810	621,942	(10.8)

Express Available Seat Miles (000)
Domestic	795,133	916,087	(13.2)

Express Load Factor (%)
Domestic	69.8	67.9	1.9	pts

Express Enplanements
Domestic	2,053,538	2,134,119	(3.8)
YEAR TO DATE

	2007	2006	% Change
Express Revenue Passenger Miles (000)
Domestic	1,765,889	2,087,929	(15.4)

Express Available Seat Miles (000)
Domestic	2,511,485	3,040,702	(17.4)

Express Load Factor (%)
Domestic	70.3	68.7	1.6	pts

Express Enplanements
Domestic	6,280,847	6,715,961	(6.5)

Notes:

1)	US Airways Express includes data for US Airways’ MidAtlantic division through May 27, 2006.

2)	Canada is included in domestic results.

Consolidated US Airways Group, Inc.
SEPTEMBER

	2007	2006	% Change
Consolidated Revenue Passenger Miles (000)
Domestic	3,788,695	3,854,691	(1.7)
Atlantic	891,911	736,576	21.1
Latin	179,765	173,598	3.6

Total Consolidated Revenue Passenger Miles	4,860,371	4,764,865	2.0

Consolidated Available Seat Miles (000)
Domestic	4,878,444	5,365,442	(9.1)
Atlantic	1,139,404	941,208	21.1
Latin	245,737	289,026	(15.0)

Total Consolidated Available Seat Miles	6,263,585	6,595,676	(5.0)

Consolidated Load Factor (%)
Domestic	77.7	71.8	5.9	pts
Atlantic	78.3	78.3	—	pts
Latin	73.2	60.1	13.1	pts

Total Consolidated Load Factor	77.6	72.2	5.4	pts

Consolidated Enplanements
Domestic	4,583,644	4,500,456	1.8
Atlantic	225,803	191,055	18.2
Latin	148,378	141,794	4.6

Total Consolidated Enplanements	4,957,825	4,833,305	2.6
QUARTER TO DATE

	2007	2006	% Change
Consolidated Revenue Passenger Miles (000)
Domestic	13,183,052	13,303,658	(0.9)
Atlantic	2,885,356	2,369,080	21.8
Latin	880,311	899,118	(2.1)

Total Consolidated Revenue Passenger Miles	16,948,719	16,571,856	2.3

Consolidated Available Seat Miles (000)
Domestic	15,822,171	16,909,895	(6.4)
Atlantic	3,544,289	2,911,916	21.7
Latin	1,095,490	1,250,120	(12.4)

Total Consolidated Available Seat Miles	20,461,950	21,071,931	(2.9)

Consolidated Load Factor (%)
Domestic	83.3	78.7	4.6	pts
Atlantic	81.4	81.4	—	pts
Latin	80.4	71.9	8.5	pts

Total Consolidated Load Factor	82.8	78.6	4.2	pts

Consolidated Enplanements
Domestic	15,542,787	15,195,982	2.3
Atlantic	738,834	616,389	19.9
Latin	733,784	746,341	(1.7)

Total Consolidated Enplanements	17,015,405	16,558,712	2.8
YEAR TO DATE

	2007	2006	% Change
Consolidated Revenue Passenger Miles (000)
Domestic	39,528,040	39,482,751	0.1
Atlantic	6,273,047	5,483,101	14.4
Latin	3,070,505	3,180,506	(3.5)

Total Consolidated Revenue Passenger Miles	48,871,592	48,146,358	1.5

Consolidated Available Seat Miles (000)
Domestic	48,306,409	49,821,454	(3.0)
Atlantic	8,016,826	6,923,025	15.8
Latin	3,934,192	4,316,484	(8.9)

Total Consolidated Available Seat Miles	60,257,427	61,060,963	(1.3)

Consolidated Load Factor (%)
Domestic	81.8	79.2	2.6	pts
Atlantic	78.2	79.2	(1.0)	pts
Latin	78.0	73.7	4.3	pts

Total Consolidated Load Factor	81.1	78.8	2.3	pts

Consolidated Enplanements
Domestic	46,497,074	45,878,779	1.3
Atlantic	1,605,124	1,417,641	13.2
Latin	2,495,782	2,608,775	(4.3)

Total Consolidated Enplanements	50,597,980	49,905,195	1.4

Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

     America West and US Airways report combined operational performance to the Department of Transportation.  For the month of September 2007, the combined domestic on-time performance was 80.2 percent with a completion factor of 99.2 percent.
Other Notable Accomplishments
     US Airways is also providing a brief update on notable company accomplishments during the month of September:
•	Marked a significant milestone by obtaining a single operating certificate from the Federal Aviation Administration (FAA). The single certificate allows the airline to operate as one US Airways with one set of policies, procedures, computer systems, maintenance and flight control systems.

•	Awarded the right to fly the first ever route between Philadelphia and the Chinese capital city of Beijing by the U.S. Department of Transportation (DOT). The daily service to China will begin in 2009 with wide-body Airbus A340 aircraft configured to seat 269 (42 Envoy and 227 economy). The flight will originate at the airline’s hub in Charlotte, N.C.

•	Broke ground for airline’s new, 72,000-square foot state-of-the-art operations control center near Pittsburgh International Airport. The new facility will accommodate 600 employees, with completion slated for early 2009.

•	Celebrated the debut of two newly painted NFL themed airplanes with the Pittsburgh Steelers and the Carolina Panthers.
     US Airways is the fifth largest domestic airline employing more than 36,000 aviation professionals worldwide. US Airways, US Airways Shuttle and US Airways Express operate approximately 3,700 flights per day and serve more than 230 communities in the U.S., Canada, Europe, the Caribbean and Latin America. The new US Airways — the product of a merger between America West and US Airways in September 2005 — is a member of the Star Alliance network, which offers our customers 16,000 daily flights to 855 destinations in 155 countries worldwide. This press release and additional information on US Airways can be found at www.usairways.com. (LCCT)
Forward Looking Statements
Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “indicate,” “anticipate,” “believe,” “forecast,” “estimate,” “plan,” “guidance,” “outlook,” “could,” “should,” “continue” and similar terms used in connection with statements regarding the outlook of US Airways Group, Inc. (the “Company”). Such statements include, but are not limited to, statements about expected fuel costs, the revenue and pricing environment, the Company’s expected financial performance and operations, future financing plans and needs, overall economic conditions and the benefits of the business combination transaction involving America West Holdings Corporation and US Airways Group, including future financial and operating results and the combined companies’ plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from the Company’s expectations. Such risks and uncertainties include, but are not limited to, the following: the impact of high fuel costs, significant disruptions in the supply of aircraft fuel and further significant increases to fuel prices; our high level of fixed obligations and our ability to obtain and maintain financing for operations and other purposes; our ability to achieve the synergies anticipated as a result of the merger and to achieve those synergies in a timely manner; our ability to integrate the management, operations and labor groups of US Airways Group and America West Holdings; labor costs and relations with unionized employees generally and the impact and outcome of labor negotiations; the impact of global instability, including the current instability in the Middle East, the continuing impact of the military presence in Iraq and Afghanistan and the terrorist attacks of September 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events that affect travel behavior; reliance on automated systems and the impact of any failure or disruption of these systems; the impact of future significant operating losses; changes in prevailing interest rates; our ability to obtain and maintain commercially reasonable terms with vendors and service providers and our reliance on those vendors and service providers; security-related and insurance costs; changes in government legislation and regulation; our ability to use pre-merger NOLs and certain other tax attributes; competitive practices in the industry, including significant fare restructuring activities, capacity reductions and in court or out of court restructuring by major airlines; continued existence of prepetition liabilities; interruptions or disruptions in service at one or more of our hub airports; weather conditions; our ability to obtain and maintain any necessary financing for operations and other purposes; our ability to maintain adequate liquidity; our ability to maintain contracts that are critical to our operations; our ability to operate pursuant to the terms of our financing facilities (particularly the financial covenants); our ability to attract and retain customers; the cyclical nature of the airline industry; our ability to attract and retain qualified personnel; economic conditions; and other risks and uncertainties listed from time to time in our reports to the Securities and Exchange Commission. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-looking statements are based on information currently available to the Company. The Company assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2007, which is available at www.usairways.com.
-LCC-